NB 0597

SPECIMEN

COMMON STOCK

Navidea BIOPHARMACEUTICALS

NAVIDEA BIOPHARMACEUTICALS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 63937X 20 2

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

NAVIDEA BIOPHARMACEUTICALS, INC.

("Company"), transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The holder hereof accepts said shares of common stock with notice of, and subject to, the provisions of the Company's Certificate of Incorporation and Bylaws and all amendments thereto. This Certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

CHAIRMAN

NAVIDEA BIOPHARMACEUTICALS, INC. CORPORATE SEAL DELAWARE 1988

SECRETARY

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY)
TRANSFER AGENT AND REGISTRAR

BY

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AUTHORIZED OFFICER

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–________Custodian________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______________
(State)

Additional abbreviations may also be used though not in the above list.

For value received,____ hereby sell, assign and transfer unto

Please insert Social Security or other identifying number of assignee, if any

SPECIMEN

____

____

Please print or typewrite name and address including postal zip code of assignee

____

____

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said Shares on the books of the Company with full power of substitution in the premises.

Date: ______________________________

Signature:

____

NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:

____

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVING AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.